Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,043,995.34
Previously Paid Amount	0.00
Total Fee Amount	9,673.08
Total Offset Amount	0.00
Net Fee	$ 9,673.08